As filed with the Securities and Exchange Commission on April 26, 2002.

                                              1933 Act File No. 333-17161
                                              1940 Act File No. 811-07951

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           SECURITIES ACT OF 1933         [x]

                       POST-EFFECTIVE AMENDMENT NO. 8     [x]

                             REGISTRATION STATEMENT
                                      UNDER
                     THE INVESTMENT COMPANY ACT OF 1940   [x]
                               AMENDMENT NO. 9            [x]


                        Catholic Values Investment Trust
             -----------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)

                  255 State Street, Boston, Massachusetts 02109
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                  617-482-8260
                        ---------------------------------
                         (Registrant's Telephone Number)

                                 Alan R. Dynner
                  255 State Street, Boston, Massachusetts 02109
               ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] Immediately upon filing  pursuant to paragraph(b)
[ ]On (date) pursuant to paragraph (a)(1)
[x] On May 1, 2002  pursuant to paragraph (b)
[ ]75 days after filing  pursuant  to  paragraph (a)(2)
[ ] 60 days  after  filing  pursuant  to paragraph (a)(1)
[ ]On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

------------------------------------------------------------------------------
Description of art work on cover of prospectus
Catholic Values Investment Trust logo --
Light violet solid circle with letters CVIT printed over it in white & violet.
-------------------------------------------------------------------------------










CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

Individual Shares
Institutional Service Shares


PROSPECTUS
MAY 1, 2002








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

An investment in a mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

                                                                         Page

OVERVIEW OF PRINCIPAL STRATEGIES AND INFORMATION ABOUT THE FUND.......... 1
     Objective........................................................... 2
     Principal Investment Strategies..................................... 2
     Principal Risks..................................................... 2
     Who May Want to Invest.............................................. 2
     Past Performance.................................................... 2
     Fees and Expenses................................................... 3

INFORMATION ABOUT YOUR ACCOUNT........................................... 4
     How the Fund Values its Shares...................................... 4
     Purchasing Shares................................................... 4
     Selling Shares...................................................... 5
     Exchanging Shares................................................... 5

DIVIDENDS AND TAXES...................................................... 6

MANAGING THE FUND........................................................ 7

FINANCIAL HIGHLIGHTS..................................................... 9



How to Use this Prospectus

     Reading this prospectus will help you decide if investing in the fund is right for you. Please keep this prospectus for future reference. Included in this prospectus are descriptions telling you about the fund's:


(Graphic -- ship's wheel)
OBJECTIVE: what the fund seeks to achieve.

(Graphic -- compass)
PRINCIPAL INVESTMENT STRATEGIES: how the fund intends to achieve its investment objective and the strategies used by Wright Investors' Service, the fund's investment adviser.

(Graphic -- life preserver)
PRINCIPAL RISKS: the risks associated with the fund's primary investments.

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST: decide if the fund is a suitable investment for you.

(Graphic -- ship's log)
PAST PERFORMANCE: the total return on your investment, including income from dividends and interest, and the increase or decrease in price over various time periods.

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES: what overall costs you bear by investing in the fund.

OVERVIEW OF PRINCIPAL STRATEGIES AND INFORMATION ABOUT THE FUND

     Catholic Values Investment Trust was created to offer a series of mutual fund investment opportunities that combine a fundamental security selection process with a review by a Catholic Advisory Board. This process is designed to avoid investments in companies that offer products, services or engage in activities contrary to the core values of the Roman Catholic Church. Only one series, Catholic Values Investment Trust Equity Fund, is currently available.

THE SECURITY SELECTION PROCESS
THE APPROVED WRIGHT INVESTMENT LIST (AWIL)

     Using  fundamental   investment  analysis  techniques,   Wright  Investors'
     Service, the fund's investment adviser, systematically identifies those companies in the Worldscope(R) database that meet minimum standards of prudence and thus are suitable for consideration by fiduciary investors. Wright considers companies meeting these requirements to be "investment grade." These companies are then extensively analyzed and evaluated to identify those which meet Wright's standards of investment quality.

     These standards measure the investment acceptance, financial strength, profitability, stability and growth of a company. Companies meeting or exceeding these standards are eligible for inclusion on an AWIL.

     There are separate AWILs for U.S. companies, non-U.S. companies and small companies. All the companies on the AWILs are considered by Wright to be "Blue Chips." This means that the companies have established records of earnings profitability and equity growth. All these companies have established investment acceptance and active, liquid markets.

------ SIDE BAR TEXT-------
                             Fundamental Analysis and
                              "Bottom-up" Approach
                                  to Investing
Fundamental analysis is the analysis of company financial statements to forecast future price movements using past records of assets, earnings, sales, products, management and markets. It differs from technical analysis which relies on price and volume movements of stocks and does not concern itself with financial statistics.

     Bottom-up   investing  is  the  analysis  of  company   information  before
considering the impact of industry and economic trends. It differs from the "top-down" approach which looks first at the economy, then the industry and last the company.


                                     Blue Chip
Financial dictionaries define Blue Chip as the common stock of a company that has a long record of profit growth and dividend payment and a reputation for quality management, products and service. Wright further refines this to include only securities issued by companies that meet its quanlitative standards.


------ END SIDE BAR TEXT ------


THE CATHOLIC ADVISORY BOARD

     The fund's proposed portfolio and any subsequent additions are reviewed by the Catholic Advisory Board ensuring that the companies offer products and services and undertake activities that are consistent with the core teachings of the Catholic Church.

     The Catholic Advisory Board is comprised of lay members familiar with the basic tenets and core teachings of the Roman Catholic Church. The Catholic Advisory Board identifies companies whose products, services and/or activities are substantially consistent with the core Catholic Church teachings, based on the best publicly available information obtained by Wright and information received from shareholders and other interested sources. Its members are guided by the magisterium of the Catholic Church and seek the counsel and advice of ecclesiastics in determining which companies meet the fund's religious criteria.

CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

CUSIP:Individual Shares  148916109             Ticker Symbol: CITRY (Unofficial)
      Institutional Service Shares 148916307                  CITSY (Unofficial)

(Graphic -- ship's wheel)
OBJECTIVE

     The fund seeks long-term growth of capital and reasonable current income from investments consistent with the core values of the Catholic Church. Reasonable income means the income that can be achieved from an equity portfolio.

(Graphic -- compass)
PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the fund invests at least 80% of its net assets in the equity securities of well-established companies. These securities are included on the quality oriented Approved Wright Investment Lists (AWILs). Up to 30% of the fund's investments may be in foreign securities or American Depositary Receipts (ADRs). ADRs represent interests in an underlying security.

     Using a bottom-up fundamental approach, Wright evaluates a company's recent valuation and price/earnings momentum to determine whether it presents the best value in terms of current price, and current and forecasted earnings. The investment process at Wright is directed and controlled by an investment committee of experienced analysts. The committee's selection suggestions are reviewed by the Catholic Advisory Board.

     Typically, the fund sells an individual security when it no longer meets Wright's investment criteria or the Catholic Advisory Board's religious criteria.

     For temporary defensive purposes, the fund may hold cash or invest without limit in short-term debt securities. Although the fund would do this to reduce losses, defensive investments may conflict or hurt the fund's efforts to achieve its objective.

     The fund's objective may be changed by the trustees without shareholder approval.

(Graphic -- life preserver)
PRINCIPAL RISKS

     The Catholic Advisory Board has sole discretion in determining which companies meet the fund's religious criteria. When a company violates core Catholic teachings, the board asks Wright to remove it from the portfolio. This policy may lead to the sale of a security at a disadvantageous time causing a loss to the fund or adverse tax consequences.

     Because the fund only considers securities that meet its investment and religious criteria, the fund's return may be lower than if the fund considered only investment criteria when selecting investments.

     In addition to market and management risk, there are risks associated with investing in foreign countries. These include currency risk (changes in foreign currency rates reducing the value of the fund's assets), seizure, expropriation or nationalization of a company's assets, and the impact of political, social or diplomatic events. If an ADR is not sponsored by the issuer of the underlying security, there may be reduced access to information about the issuer.

     The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

------ SIDE BAR TEXT------
                                A Word About Risk

Before you invest in any mutual fund, you should understand the risks involved. There are two basic risks prevalent in mutual funds investing in common stocks, such as the fund. They are:

              o MARKET RISK:  When the price of stock falls, the value of the fund's investments may fall and you could lose money on your investment.
              o MANAGEMENT RISK: Wright's strategy may not produce the expected results, causing losses.

------ END SIDE BAR TEXT--------

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

     The fund is designed for individuals, dioceses, parishes, other institutions and organizations seeking a long-term growth fund that does not invest in companies whose products, services and activities violate the core values and teachings of the Roman Catholic Church.

(Graphic -- ship's log)
PAST PERFORMANCE


     The information on the next page shows the fund's performance of its Individual Shares for the periods indicated through December 31, 2001. Total return includes reinvestment of all dividends and capital gain distributions, and reflects fund expenses. As with all mutual funds, past performance does not guarantee future results.

     Year-by-Year Total Return as of December 31

  20%
-----------------------------------------------------------------------------
  10%                          16.91%
-------------------------------------------------------------------------------
   0%
-------------------------------------------------------------------------------
(10)%            -1.30%                      -10.15%      -14.63%
-------------------------------------------------------------------------------
(20)%

-------------------------------------------------------------------------------
                  1998          1999         2000         2001

Best quarter: 19.11%(4th quarter 1997)Worst quarter:-23.41% (3rd quarter 2001)

     The fund's average annual return is compared with that of the Standard and Poor's 500 Index (S&P 500). While the fund does not seek to match the returns of the S&P 500, this unmanaged index is a good indicator of general stock market performance. The table below shows before- and after-tax performance. After-tax performance is computed two ways: "Return after taxes on distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown below. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Returns as of December 31, 2001

                                                   Life of the                                                  Life of the
                                          1 Year    Class(1)                                           1 Year     Class(1)
----------------------------------------------------------------------------------------------------------------------------------

     Individual Shares                                        Institutional Service Shares

    - Return before taxes                 -14.63%     0.89%    - Return before taxes                    -14.22%     1.38%
    - Return after taxes on distributions -14.63%     0.86%    - Return after taxes on distributions    -14.22%     1.33%
    - Return after taxes on distributions                      - Return after taxes on distributions
      and sales of fund shares             -8.91%     0.91%         and sales of fund shares             -8.66%     1.34%
     S&P 500                              -11.83%     8.27%      S&P 500                                -11.83%     8.27%

   (1)The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception (May 1, 1997) for comparison with other averages. The S&P 500 reflects no deductions for fees, expenses or taxes. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                         Institutional
                                              Individual    Service
                                              Shares        Shares
-------------------------------------------------------------------------------
     SHAREHOLDER FEES
     (paid directly from
      your investment)
     Maximum deferred sales charge(load)      1.00%(1)        None
     (% of offering price)
-------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (deducted directly from
      fund assets)
     Management fee                           0.75%        0.75%
     Distribution and service (12b-1) fees    0.75%        0.25%
     Other expenses                           1.32%        1.32%
-------------------------------------------------------------------------------
     Total Operating Expenses                 2.82%        2.32%
     Fee Waiver and Expense
     Reimbursement(2)                        (0.83%)      (0.83%)
-------------------------------------------------------------------------------
     NET OPERATING EXPENSES                   1.99%        1.49%

   (1)Shares redeemed during the first year after purchase are subject to a deferred sales charge of 1.00% deducted from redemption proceeds.

   (2)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.99% and 1.50%.

------ SIDE BAR TEXT ------
                                 Understanding
                                    Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

------END SIDE BAR TEXT ------

     Example

     The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

     Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                          1 Year    3 Years   5 Years  10 Years
                                        ----------------------------------------

    Individual Shares                      $302     $624     $1,073    $2,317
    Institutional Service Shares           $152     $471       $813    $1,779

INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND VALUES ITS SHARES

     The price at which you buy or sell fund shares is the net asset value per share or NAV. The price for each share class is determined by adding the value of the fund's cash and other assets attributable to that class, deducting liabilities, and then dividing that amount by the total number of shares outstanding for that class.

     The NAV is calculated for each class at the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time) each day the Exchange is open. It is not calculated on days the Exchange is closed. The price for a purchase or redemption of fund shares is the next NAV calculated after your order is received. The NAV for each class can differ. When the fund calculates its NAV it values its portfolio securities at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these prices will be valued by Wright at fair value in accordance with procedures adopted by the trustees. For example, this may happen when an event occurs that affects the value of a security at a time it is not trading, such as during a weekend, or after the close of the Exchange, or if the security is illiquid.

     Foreign securities may trade during hours and on days that the Exchange is closed and the fund's NAV is not calculated. Although the fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

PURCHASING SHARES

PURCHASING SHARES FOR CASH

     Shares of each class may be purchased without a front-end sales charge at NAV. There are no investment minimums for purchases through bank trust departments or qualified retirement plans. The fund may reject any purchase order, or limit or suspend the offering of its shares.

       Type of                             Initial              Additional
       Account                            Investment            Investment

-------------------------------------------------------------------------------
     Individual Shares                   $1,000                   None
     Institutional Service Shares      $250,000                   None
     Automatic Investments                 $100                   $100
     (monthly or quarterly)

     Authorized dealers, including investment dealers, banks or other institutions, may impose investment minimums higher than those imposed by the fund. They may also charge for their services. There are no transaction charges if you purchase your shares directly from the fund.

HOW TO BUY SHARES

     o If you buy shares directly from the fund, please refer to your Shareholder Manual for additional instructions on how to buy fund shares.

     o If you buy shares through bank trust departments or other fiduciary institutions, please consult your trust or investment officer.

     o If you buy shares through a broker, please consult your broker for purchase instructions.

     o If you buy shares through an account with a registered investment adviser or financial planner, please consult your investment adviser or planner.

     o If you buy shares through a retirement plan, please consult your plan documents or speak with your plan administrator.

-------SIDE BAR TEXT---------
                                Paying for Shares

You may buy shares by wire, check or Federal Reserve draft, payable in U.S. dollars and drawn on U.S. banks. Third party checks will not be accepted. A charge is imposed on any returned checks.

-------END SIDE BAR TEXT--------

PURCHASING SHARES THROUGH EXCHANGE OF SECURITIES

     You may buy shares by delivering to the fund's custodian securities that meet the fund's investment objective and policies, have easily determined market prices and are otherwise acceptable. Exchanged securities must have a minimum aggregate value of $5,000. Securities are valued as of the date they are received by the fund. If you want to exchange securities for fund shares, you should furnish a list with a full description of these securities that are proposed to be delivered. See the Shareholder Manual for detailed instructions.

DISTRIBUTION AND SERVICE PLANS

     The fund has adopted a 12b-1 plan permitting it to pay a fee to finance the distribution of its shares. Wright Investors' Service Distributors, Inc. (WISDI), the principal underwriter and distributor of the fund's shares, receives a distribution fee of up to 0.75% of the average daily net assets of the Individual Share class and up to 0.25% of the Institutional Service Share class's average daily net assets. Because this fee is paid on an ongoing basis, it may cost you more than other types of sales charges over time.

     The fund has also adopted a service plan. This plan allows WISDI to be reimbursed for payments to intermediaries for providing account administration and personal and account maintenance services to fund shareholders. The annual service fee may not exceed 0.25% of the average daily net assets of each class of shares.

SELLING SHARES

     You may redeem or sell fund shares on any business day. NO REDEMPTION REQUEST WILL BE PAID UNTIL YOUR SHARES HAVE BEEN PAID FOR IN FULL. IF THE SHARES TO BE REDEEMED WERE PURCHASED BY CHECK, THE REDEMPTION PAYMENT WILL BE DELAYED UNTIL THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO 15 DAYs FROM THE DATE OF PURCHASE. Telephone, mail and internet redemption procedures are described in the Shareholder Manual.

     In times of drastic economic or market conditions, you may have difficulty selling shares by telephone or the internet so you should send your request by mail or overnight delivery. These redemption options may be modified or terminated without notice to shareholders.

     Redemption requests received in "proper form" before 4:00 p.m. New York time will be processed at that day's NAV. "Proper form" means that the fund has received your request, all shares are paid for, and all documentation along with any required signature guarantee, are included. The fund normally pays redemption proceeds by check within one business day to the address of record. Payment will be by wire if you specified this option on your account application.

     For more information about selling your shares, please refer to your Shareholder Manual, or consult your trust officer, adviser or plan administrator.

REDEMPTIONS IN-KIND

     Although the fund expects to pay redemption proceeds in cash, it reserves the right to redeem shares in-kind giving the shareholder readily marketable portfolio securities instead of cash. This is done to protect the interests of remaining shareholders. If this occurs, you will incur transaction costs if you sell the securities.

INVOLUNTARY REDEMPTION

     If your account falls below $500 the fund may redeem your shares. You will receive notice 60 days before this happens. Your account will not be redeemed if the balance is below the minimum due to investment losses. No redemption fee or contingent deferred sales charges will be assessed on involuntary redemptions.

-----SIDE BAR TEXT-----
                            Deferred Sales Charge

If you redeem individual shares within the first year after purchase, you will pay a contingent deferred sales charge of 1.0% deducted from the redemtion proceeds. This charge will be waived if the intermediary through which you bought these shares has elected not to receive any up-front compensation from WISDI.This charge may also be waived under certain other circumstances. Please refer to your Shareholder Manual for details on the contingent deferred sales charge.
-----END SIDE BAR TEXT----

EXCHANGING SHARES

     Shares of the fund may be exchanged for shares of the same class of other Wright funds. The exchange of shares results in the sale of the fund's shares and the purchase of another fund's shares. An exchange results in a gain or loss and is therefore a taxable event for you. For more information on exchanging shares please see the Shareholder Manual or consult your adviser.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in fund shares. The fund generally makes two different kinds of distributions:
     o CAPITAL GAINS FROM THE SALE OF PORTFOLIO SECURITIES. The fund distributes any net realized capital gains annually, normally in December.

     o NET INVESTMENT INCOME FROM INTEREST OR DIVIDENDS RECEIVED. The fund distributes its investment income at least semi-annually.

     Most of the fund's distributions are expected to be from capital gains.

TAX CONSEQUENCES


     Selling or exchanging mutual fund shares generally is a taxable event and may result in a capital gain or a loss. Distributions, whether received in cash or additional fund shares, are subject to federal income tax.

              DISTRIBUTION                           TAX STATUS
-------------------------------------------------------------------------------
              Income dividends                       Ordinary income
              Short-term capital gains               Ordinary income
              Long-term capital gains                Long-Term Capital gains

     The fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments.

     Your investment in the fund may have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.

------- SIDE BAR TEXT -------
                               Tax Considerations

Unless your investment is in a tax-deferred account you may want to avoid:


o Investing in the fund near the end of its fiscal year. If the fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.
o Selling shares at a loss for tax purposes and making an identical investment within 30 days before or after the sale. This results in a "wash sale" and you will not be allowed to claim a tax loss.


------- END SIDE BAR TEXT --------

MANAGING THE FUND


     Wright Investors' Service, Inc., the investment adviser, is a leading independent international investment management and advisory firm with more than 35 years experience. Wright manages approximately $3 billion of assets in portfolios of all sizes and styles as well as a family of mutual funds. The company developed Worldscope(R), one of the world's largest and most complete databases of financial information, which currently includes more than 24,000 corporations in more than 50 nations.

     Wright manages the fund's investments. Wright is located at 440 Wheelers Farms Road, Milford,CT 06460. For the fiscal year ended December 31, 2001, the advisory fee earned from the fund amounted to $105,043 (0.75% of the fund's average daily net assets). To enhance the net income of the fund, $115,100 of expenses were allocated to the investment adviser. In addition, the investment advisor agreed to reimburse $5,670 of the individual share class expenses. Wright's fee may be as much as 0.75% of the fund's average daily net assets.


INVESTMENT COMMITTEE

     An investment committee of senior officers controls the investment selections, policies and procedures of the fund. These officers are all experienced analysts with different areas of expertise and over 195 years of combined service with Wright. The investment committee consists of the following members:


           Committee Member               Title                                                Joined Wright in
-------------------------------------------------------------------------------------------------------------------------
           Peter M. Donovan, CFA          President and Chief Executive Officer,                     1966
                                          Chairman of the Investment Committee
           Judith R. Corchard             Executive Vice President - Investment Management           1960
                                          Senior Investment Officer
           Jatin J. Mehta, CFA            Executive Vice President                                   1969
           Michael F. Flament, CFA        Senior Vice President - Investment and Economic Analysis   1972
           James P. Fields, CFA           Senior Vice President - Fixed Income Investments           1982
           Amit S. Khandwala              Senior Vice President - International Investments          1986
           Stanley Kirtman                Senior Vice President - Equities                           2002
           Charles T. Simko, Jr., CFA     Senior Vice President - Investment Research                1985
           George F. Faherty, CFA         Senior Vice President - Equities                           2000


CATHOLIC ADVISORY BOARD

     The Catholic Advisory Board reviews the investments selected by Wright.The members of the Catholic Advisory Board are:

           BOARD MEMBER                   Title
-------------------------------------------------------------------------------

           Thomas P. Melady               Chairman of the Advisory Board,
                                          Former U.S.Ambassador to the Holy See,
                                          Uganda and Burundi, President Emeritus
                                          of Sacred Heart University
           Margaret M. Heckler            Former U.S. Representative from
                                          Massachusetts 10th district, former
                                          Secretary of Health and Human
                                          Services, former Ambassador to Ireland
           Timothy J. May                 Senior Partner, Patton Boggs, LLP
           Walter R. Miller               Executive Director, Wright Investors'
                                          Service
           Alfred E. Smith IV             Managing Director, Hunter Specialists,
                                          LLC
           William A. Wilson              Former (and first) U.S. Ambassador to
                                          the Holy See


     The Catholic Advisory Board also seeks the counsel of Ecclesiastical Advisors.

     Each member of the board is involved in various Catholic organizations and activities while in contact with numerous Catholic institutions and clergy.

------ SIDE BAR TEXT-----
                                  Administrator

Eaton Vance Management serves as the fund's administrator and is responsible for managing its daily business affairs. Eaton Vance's services include operating the fund's order room, recordkeeping, preparing and filing documents required to comply with federal and state securities laws, supervising the activities of the fund's custodian and transfer agent, providing assistance in connection with the trustees' and shareholders' meetings and other necessary administrative services.

------ END SIDE BAR TEXT -------

FINANCIAL HIGHLIGHTS

The financial highlights will help you understand the fund's financial performance since the fund started.Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund increased or decreased during the period, assuming you reinvested all dividends and distributions. Deloitte & Touche LLP, independent certified public accountants, audited this information. Their reports, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.


                                                                                   Year Ended
                                                                                December 31, 2001
                                                                    --------------------------------------
                                                                            Institutional     Individual
                                                                          Service Shares(3)    Shares(3)
----------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                           $  12.520         $ 12.300
                                                                             ---------         ---------
Income from investment operations:

   Net investment loss*                                                      $  (0.038)        $ (0.093)
   Net realized and unrealized loss                                             (1.742)          (1.707)
                                                                             ---------         ---------
     Total loss from investment operations                                   $  (1.780)        $ (1.800)
                                                                             ---------         ---------
Net asset value, end of year                                                 $  10.74          $ 10.50
                                                                             ==========        ==========
Total return(1)                                                                (14.22%)         (14.63%)

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)                                   $   6,545         $   3,857
   Ratio of net expenses to average net assets                                   1.49%(2)         1.99%(2)
   Ratio of net investment loss to average net assets                           (0.34%)          (0.86%)
   Portfolio turnover rate                                                         36%               36%

--------------------------------------------------------------------------------------------------------------

* During the period presented, the distributor of Individual Shares waived its fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                                   Year Ended
                                                                                December 31, 2001
                                                                        ------------------------------------
                                                                            Institutional     Individual
                                                                          Service Shares(3)    Shares(3)
------------------------------------------------------------------------------------------------------------

Net investment loss per share                                                $  (0.131)        $ (0.279)
                                                                             ==========        ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                                      2.32%            3.71%
   Net investment loss                                                          (1.17%)          (2.58%)

-------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.50% and 1.99%, respectively.

(3) Certain per share amounts are based on average shares outstanding.


                                                                             Year Ended
                                                                          December 31, 2000
                                                         --------------------------------------------------
                                                              Institutional       Individual
                                                              Service Shares(3)    Shares(3)
-----------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                               $  13.860         $ 13.690
                                                                  ---------         ---------
Income from investment operations:

   Net investment loss*                                          $  (0.061)        $ (0.128)
   Net realized and unrealized loss                                 (1.279)          (1.262)
                                                                  ---------         ---------
     Total loss from investment operations                       $  (1.340)        $ (1.390)
                                                                  ---------         ---------
Net asset value, end of year                                     $  12.520         $ 12.300
                                                                  ==========        ==========
Total return(1)                                                      (9.67%)         (10.15%)

Ratios/Supplemental Data*:

   Net assets, end of year (000 omitted)                          $  17,933         $  4,816
   Ratio of net expenses to average net assets                        1.52%             2.02%
   Ratio of net expenses after custodian fee reduction
     to average net assets(2)                                         1.48%             1.99%
   Ratio of net investment loss to average net assets                (0.45%)           (0.95%)
   Portfolio turnover rate                                              35%               35%

-----------------------------------------------------------------------------------------------------------

* During the period presented, the investment adviser and the distributor of Individual Shares waived a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                               Year Ended December 31, 2000
                                                         --------------------------------------------------
                                                               Institutional     Individual
                                                             Service Shares(3)    Shares(3)
-----------------------------------------------------------------------------------------------------------

Net investment loss per share                                 $  (0.081)        $ (0.150)
                                                               ==========        ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                       1.67%            2.17%
   Expenses after custodian fee reduction(2)                      1.63%            2.14%
   Net investment loss                                           (0.60%)          (1.11%)
------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.



                                                                           Year Ended
                                                                           Dec. 31, 1999
                                                            ------------------------------------------------
                                                                   Institutional    Individual
                                                                 Service Shares(3)   Shares(3)
------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                               $ 11.790        $ 11.710
                                                                    ---------       ---------

Income from investment operations:

   Net investment income (loss)*                                   $ (0.005)       $ (0.074)
   Net realized and unrealized gain                                   2.095           2.054
                                                                    ---------       ---------

     Total income from investment operations                       $  2.090        $  1.980
                                                                    ---------       ---------

Less distributions:

     Dividends from investment income                              $  -            $  -
     Distributions from capital gains                                 -               -
     Return of capital                                               (0.020)          -
                                                                    ---------       ---------

     Total distributions                                           $ (0.020)       $  -
                                                                    ---------       ---------

Net asset value, end of period                                     $ 13.860        $ 13.690
                                                                   ==========      ==========
Total return(1)                                                       17.75%          16.91%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)                          $ 17,021        $  4,069
   Ratio of net expenses to average net assets                         1.39%           2.00%
   Ratio of net expenses after custodian fee reduction
     to average net assets(2)                                          1.36%           1.97%
   Ratio of net investment income (loss) to average net assets        (0.04%)         (0.61%)

   Portfolio turnover rate                                               94%             94%

---------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:


                                                                             Year Ended
                                                                          Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                   Institutional  Individual
                                                                  Service Shares    Shares

Net investment loss per share                                       $ (0.063)    $ (0.189)
                                                                    ==========   ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                             1.85%        2.95%
   Expenses after custodian fee reduction(2)                            1.82%        2.92%
   Net investment loss                                                 (0.50%)      (1.56%)

-----------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.


                                                                                     From May 1, 1997
                                                             Year Ended           (start of business) to
                                                          December 31, 1998          December 31, 1997
--------------------------------------------------------------------------------------------------------------------
                                                      Institutional Individual  Institutional   Individual
                                                     Service Shares   Shares   Service Shares     Shares
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $  11.890     $ 11.870     $ 10.000     $ 10.000
                                                       ---------     ---------    ---------    ---------

Income (loss) from investment operations:

   Net investment income (loss)*                       $   0.003     $ (0.036)    $ (0.000)+   $ (0.024)
   Net realized and unrealized gain (loss)                (0.097)      (0.118)       1.930        1.934
                                                       ---------     ---------    ---------    ---------

     Total income (loss) from investment operations    $  (0.094)    $ (0.154)    $  1.930     $  1.910
                                                       ---------     ---------    ---------    ---------

   Less distributions:

     Dividends from investment income                  $   -         $  -         $  -         $  -
     Distributions from capital gains                     (0.004)      (0.006)      (0.040)      (0.040)
     Return of capital                                    (0.002)       -            -            -
                                                       ---------     ---------    ---------    ---------

     Total distributions                               $  (0.006)    $ (0.006)    $ (0.040)    $ (0.040)
                                                       ---------     ---------    ---------    ---------

Net asset value, end of period                         $  11.790     $ 11.710     $ 11.890     $ 11.870
                                                       ==========    ==========   ==========   ==========
Total return(1)                                           (0.80%)      (1.30%)      19.31%       19.11%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)             $   9,174     $  3,970     $  8,686     $  1,397
   Ratio of net expenses to average net assets             1.49%        1.95%        1.73%(2)     2.24%(2)
   Ratio of expenses after custodian fee reduction
     to average net assets(3)                              1.42%        1.88%        1.48%(2)     1.99%(2)
   Ratio of net investment income (loss) to average
     net assets                                            0.02%       (0.42%)      (0.01%)(2)   (0.44%)(2)

   Portfolio turnover rate                                   50%          50%          14%          14%

----------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. In addition, for the period ended December 31, 1997 the administrator waived their fee. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                          $  (0.170)    $ (0.212)    $ (0.047)    $ (0.212)
                                                       ==========    ==========   ==========   ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                2.64%        4.00%        4.50%(2)     5.69%(2)
   Expenses after custodian fee reduction(3)               2.57%        3.93%        4.25%(2)     5.44%(2)
   Net investment loss                                    (1.13%)      (2.47%)      (2.78%)(2)   (3.89%)(2)

------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Annualized.
(3) During the periods presented, custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note
    1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

+ Amount represents less than ($0.001) per share.

FOR MORE INFORMATION

     Additional information about the fund's investments is available in the fund's semi-annual and annual reports to shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that affected the fund's performance over the past year.

     You may want to read the statement of additional information (SAI) for more information on the fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus. You can get free copies of the semi-annual and annual reports and the SAI, request other information or get answers to your questions about the fund by writing or calling:

       Catholic Values Investment Trust
       c/o Wright Investors' Service Distributors, Inc.
       440 Wheelers Farms Road
       Milford, CT 06460
       (888) 974-4486

       e-mail: funds@catholicinvestment.com


     Copies of documents and application forms can be viewed and downloaded from the fund's web site: www.catholicinvestment.com. Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained by sending your request and the appropriate duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic mail at publicinfo@sec.gov.


Investment Company Act file number.......................811-07951

                                          STATEMENT OF ADDITIONAL INFORMATION
                                                            Individual Shares
                                                 Institutional Service Shares
                                                                 May 1, 2002


                        CATHOLIC VALUES INVESTMENT TRUST
                                255 State Street
                           Boston, Massachusetts 02109

      ------------------------------------------------------------------------

                  Catholic Values Investment Trust Equity Fund

      ------------------------------------------------------------------------





                                TABLE OF CONTENTS


          The Fund's Investment Policies.....................................2
          Additional Investment Policies and Other Information...............3
          Additional Information about the Trust.............................6
          Investment Restriction.............................................7
          Management and Organization........................................8
          Control Person and Principal Holders of Shares....................11
          Investment Advisory and Administrative Services...................12
          Custodian and Transfer Agent......................................13
          Independent Certified Public Accountants..........................13
          Brokerage Allocation..............................................13
          Pricing of Shares.................................................14
          Principal Underwriter.............................................14
          Service Plan......................................................16
          Taxes.............................................................16
          Calculation of Performance and Yield Quotations...................18
          Financial Statements..............................................19
          Appendix..........................................................20

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus of Catholic Values Investment Trust (the "Trust") offering shares of Catholic Values Investment Trust Equity Fund (the "fund"), dated May
1, 2002, as  supplemented  from time to time,  which is  incorporated  herein by
reference.   This  Statement  of  Additional   Information  should  be  read  in
conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 440 Wheelers
Farms Road, Milford, CT 06460 (Telephone: 888-974-4486) or from the fund's website (http://www.catholicinvestment.com).

THE FUND'S INVESTMENT POLICIES

     The fund is a series of a diversified, open-end management investment company. The fund's objective is described in the Prospectus.

     The fund will, through continuous supervision by Wright and the Catholic Advisory Board, pursue its objective by investing in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established and profitable U.S. and non-U.S. companies that offer products or services and undertake activities that are consistent with the core teachings of the Catholic Church.

HOW INVESTMENTS ARE SELECTED

     Securities selected for the fund are drawn from investment lists prepared by Wright and known as The Approved Wright Investment List (the "AWIL") and The International Approved Wright Investment List (the "International AWIL"). Securities drawn from these Investment Lists will be reviewed for compliance with the core teachings of the Catholic Church by the Catholic Advisory Board, which is appointed by the Board of Trustees of the Trust (the "trustees") and is made up of prominent lay members of the Catholic Church.

     THE APPROVED WRIGHT INVESTMENT LISTS (AWIL AND INTERNATIONAL AWIL). Wright systematically reviews about 10,000 U.S. companies and about 14,000 non-U.S. companies in The Worldscope(R) database which it developed. This review first identifies those companies which meet the minimum standards of prudence (e.g. the value of the company's assets and shareholders' equity exceeds certain minimum standards) and thus are suitable for consideration by fiduciary investors. Companies meeting these requirements (about 5,500 companies) are considered by Wright to be suitable for prudent investment. They may be large or small, may have their securities traded on exchanges or over the counter and may include companies not currently paying dividends on their shares.

     These approximately 5,500 companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's fundamental standards of Investment Quality. Only those companies which meet or exceed all of these standards (a subset of the 5,500 companies considered suitable for prudent investment) are eligible for selection by the Wright Investment Committee for inclusion in the Investment Lists.

     All companies on the Investment Lists are, in the opinion of Wright, soundly financed with established records of earnings profitability and equity growth. All have established investment acceptance and active liquid markets for their publicly owned shares. The companies on the Investment Lists will be referred to herein as "Blue Chips."

     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board assures that the fund's investments are consistent with Catholic values. Each member of the Board is involved in various Catholic organizations and activities and is in contact with numerous Catholic institutions and Catholic clergy. Using the best publicly available information obtainable by Wright, the Catholic Advisory Board will identify those companies recommended by Wright whose products, services and/or activities are substantially consistent with core Catholic Church teachings. In addition, information received from shareholders, secondary materials, and general input from interested sources is consistently revised and evaluated. The result is continuous dialogue, continuous information input, continuous review, and thus continuous evaluation. It is believed that independent thinking and independent information support a fund that adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. Thus, the fund combines Catholic values with investment values.

     The Catholic Advisory Board will have sole discretion to determine which companies meet the fund's religious criteria. Wright will be solely responsible for evaluating the investment merits of the fund's portfolio holdings. When a company is found not to be in compliance with core Catholic teachings, Wright is asked to remove it from the portfolio. This policy may cause the fund to dispose of a security at a time when it may be disadvantageous from an investment viewpoint to do so.

     As the fund will consider for investment only securities which meet the fund's investment and religious criteria, the return on securities chosen may be lower than if the fund considered only investment criteria when selecting investments. However, Wright does not expect there will be a material effect on the performance.

     PRIMARY INVESTMENTS. The fund will, under normal market conditions, invest at least 80% of its net assets in equity securities of Blue Chip companies, including common stocks, preferred stocks, warrants and securities convertible into stock. As a matter of nonfundamental policy, it is expected that the fund will normally be fully invested in equity securities. However, the fund may invest up to 20% of its net assets in the short-term debt securities described under "Defensive and Certain Short-Term Investments." In addition, for temporary defensive purposes the fund may hold cash or invest without limit in these short-term debt securities.

ADDITIONAL INVESTMENT POLICIES AND OTHER INFORMATION

     U.S. GOVERNMENT, AGENCY AND INSTRUMENTALITY SECURITIES.--U.S. Government securities in which the fund may invest are short-term obligations issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association ("FNMA").

     The fund has no current intention of investing in securities issued by GNMA or FNMA or in any other mortgage-backed securities.

     FOREIGN INVESTMENTS. The fund may invest up to 30% of its total assets in equity securities of foreign companies that are on the International AWIL and that are traded on a securities market of the country in which the company is located or other foreign securities exchanges. In addition, the fund may purchase securities in the form of American Depositary Receipts ("ADRs") or similar securities representing interests in an underlying foreign security. ADRs are not necessarily denominated in the same currency as the underlying foreign securities. If an ADR is not sponsored by the issuer of the underlying foreign security, the institution issuing the ADR may have reduced access to information about the issuer.

Investments in foreign securities involve risks in addition to those associated with investments in the securities of U.S. issuers. These risks include less publicly available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse governmental actions. Foreign equity markets may be less liquid than United States markets and may be subject to delays in the settlement of portfolio transactions. Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the United States. The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be volatile. In addition, the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. These considerations generally are of greater concern in developing countries.

     REPURCHASE AGREEMENTS. Involve purchase of U.S. Government securities. At the same time the fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System or recognized securities dealer that meets Wright credit standards), and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price exceeds the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the fund to earn a return on cash which is only temporarily available. The fund's risk is the ability of the vendor to pay an agreed-upon sum upon the delivery date. The fund believes this risk is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement.

     Repurchase agreements must be fully collateralized at all times. In the event of a default or bankruptcy by a vendor under a repurchase agreement, the fund will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligations to repurchase are less than the repurchase price, the fund could suffer a loss.

     In all cases when entering into repurchase agreements with other than FDIC-insured depository institutions, the fund will take physical possession of the underlying collateral security, or will receive written confirmation of the purchase of the collateral security and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or will be the recorded owner of the collateral security through the Federal Reserve Book-Entry System.

     Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

     DEFENSIVE AND CERTAIN SHORT-TERM INVESTMENTS. Under normal market conditions up to 20% of the fund's net assets or, during periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes in appropriate, all or any portion of the fund's assets may be held in cash, money market instruments or other short-term obligations. These include short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities).

     The fund may invest in the following U.S. dollar denominated, high quality short-term obligations to the extent set forth above:

     CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     BANKERS' ACCEPTANCES -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper acquired by the fund must, at the date of investment, be rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by such rating organizations, be deemed by the trustees to be of comparable quality.

     FINANCE COMPANY PAPER -- refers to promissory notes issued by finance companies in order to finance their short-term credit needs. Finance company paper must have the same ratings as commercial paper at the time of purchase. See "Commercial Paper" above.

     CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations and other entities in order to finance short-term credit needs. Corporate obligations and other debt instruments in which the fund may invest must, at the date of investment, be rated AA or better by S&P or Aa or better by Moody's or, if not rated by such rating organizations, be deemed by the trustees to be of comparable quality.

     The fund may invest in instruments and obligations of banks that have other relationships with the fund, Wright or Eaton Vance. No preference will be shown towards investing in banks which have such relationships.

     The prices of fixed income securities vary inversely with interest rates. Therefore, the value of the fund's investments in convertible securities and short-term obligations will decline when interest rates are rising. The investment objective and, unless otherwise indicated, policies of the fund may be changed by the Trustees without a vote of the fund's shareholders. The fund is not a complete investment program and there is no assurance that the fund will achieve its investment objective. The market price of securities held by the fund and the net asset value of the fund's shares will fluctuate in response to stock market developments and currency exchange rate fluctuations.

     "WHEN ISSUED" SECURITIES -- Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in terms of yield to maturity, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities may take place at a later date. Normally, the settlement date occurs 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time the fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. To the extent that assets of the fund are held in cash pending the settlement of a purchase of securities, the fund would earn no income; however, the fund intends to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that such securities will be purchased for the fund with the purpose of actually acquiring them unless a sale appears to be desirable for investment reasons.

     At the time a commitment to purchase securities on a when-issued basis is made for the fund, the transaction will be recorded and the value of the security reflected in determining the fund's net asset value. The fund will establish a segregated account in which the fund will maintain cash and liquid securities equal in value to commitments for when-issued securities. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the fund's when-issued commitments. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     Securities purchased on a when-issued basis and the securities held by the fund are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates. (Thus, both positions will change in value in the same way, i.e., both experiencing  appreciation  when interest  rates decline and  depreciation  when interest rates rise.) Therefore, to the extent that the fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the market value of the fund's net assets than if only cash were set aside to pay for when-issued securities.

     The fund has no current intention of investing in when-issued securities.

     ILLIQUID AND RESTRICTED SECURITIES. The fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act and commercial paper sold in reliance on Section 4(2) of the 1933 Act. However, the fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. If the value of the fund's illiquid investments increased to more than 15% of net assets, Wright would begin reducing these investments in an orderly manner to the extent necessary to comply with the 15% limit. If the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The trustees may adopt guidelines and delegate to Wright the daily function of monitoring and determining the liquidity of restricted securities. The trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The trustees will carefully monitor the fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

     The fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Trust's trustees.

     The fund does not currently intend to purchase restricted securities.

     BORROWING; LENDING PORTFOLIO SECURITIES. The fund may borrow for temporary or emergency purposes in an amount up to one-third of the fund's total assets. The fund may lend portfolio securities with a value up to 30% of its total assets to enhance its income. The fund may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash or liquid securities held by the fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. The fund may pay reasonable fees in connection with securities loans. Wright will evaluate the creditworthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers.

     The fund does not currently intend to engage in securities loans.

     WARRANTS AND CONVERTIBLE SECURITIES. The fund may invest up to 5% of its net assets in warrants. Warrants acquired by the fund will entitle it to buy common stock at a specified price and time. The fund may invest up to 5% of its net assets in convertible securities. Convertible debt securities and convertible preferred stock entitle the fund to acquire the issuer's stock by exchange or purchase at a predetermined rate.

     Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investments in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities. Convertible debt securities in which the fund may invest must, at the date of investment, be rated AA or better by S&P or Aa or better by Moody's or, if not rated by one of these rating organizations, be deemed by the trustees to be of comparable quality.

     INTEREST RATE RISK. The market value of the U.S. Government securities, short-term investments and convertible securities in which the fund may invest varies inversely with changes in the prevailing levels of interest rates. For example, if interest rates rise after one of the foregoing securities has been purchased, the value of the security would decline.

     SHORT SALES. The fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which Wright believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the fund must borrow the security sold short to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The fund may only make short sales "against the box," meaning that the fund either owns the securities sold short or, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

The fund has no current intention of engaging in short sales.

     DIVERSIFICATION. The fund is diversified and therefore may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, or
(2) acquire more than 10% of the outstanding voting securities of any one issuer. The fund will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry.

     FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. The fund does not currently intend to purchase or sell financial futures contracts or related options.

ADDITIONAL INFORMATION ABOUT THE TRUST

     Unless otherwise defined herein, capitalized terms have the meaning given them in the Prospectus.


     The Trust is an open-end, management investment company organized as a Massachusetts business trust. The Trust was organized in 1996 and currently has one series (the fund). The fund currently has two classes of shares outstanding -- Individual Shares and Institutional Service Shares. The fund is a diversified fund.


     The Trust's Declaration of Trust (the "Declaration of Trust") may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular class of shares of the fund are affected, a majority of the outstanding shares of such class. The trustees are authorized to make amendments to the Declaration of Trust that do not have a material adverse effect on the interests of shareholders. The Trust may be terminated (i) upon the sale of the Trust's assets to another diversified open-end management investment company, if approved by the holders of two-thirds of the outstanding shares of the Trust, except that if the trustees recommend such sale of assets, the approval by the vote of a majority of the Trust's outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by a majority of its trustees or by the vote of a majority of the Trust's outstanding shares. If not so terminated, the Trust may continue indefinitely.

     The Declaration of Trust also provides that the trustees may change the structure of the fund from a multiple class fund to a feeder fund in a master-feeder investment structure without shareholder approval. As a feeder fund, the fund would pursue its investment objective by investing all of its assets in a master fund with an investment objective identical to that of the fund. While a master-feeder investment structure may provide opportunities for growth in the assets of the master fund and economies of scale for the fund, duplication of fees may also result. Whenever the fund as an investor in the master fund would be requested to vote on matters pertaining to the master fund, the fund would hold a meeting of fund shareholders and vote its interest in the master fund for or against such matters proportionately to the instructions to vote for or against such matters received from fund shareholders. The fund would vote shares for which it received no voting instructions in the same proportion as the shares for which it received voting instructions.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of the Trust is extremely remote.

INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the fund and may be changed only by the vote of a majority of the fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the fund if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the fund. Accordingly, the fund may not:

      (1) With respect to 75% of the total assets of the fund, purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the total voting securities of such issuer to be held by the fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

      (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. In addition, the fund may not issue bonds, debentures or senior equity securities, other than shares of beneficial interest;

      (3)  Purchase   securities  on  margin  (but  the  fund  may  obtain  such short-term credits as may be necessary for the clearance of purchase and sales of securities);

      (4)  Underwrite or participate in the marketing of securities of others;

      (5) Make an investment in any one industry if such investment would cause investments in such industry to equal or exceed 25% of the fund's total assets, at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

      (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

      (7) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities, except that the fund may purchase and sell financial futures contracts, options on financial futures contracts and all types of currency contracts; or

      (8)  Make  loans  to any  person  except  by (a) the  acquisition  of debt
           securities  and  making  portfolio   investments  (b)  entering  into
           repurchase agreements or (c) lending portfolio securities.

     Notwithstanding the investment policies and restrictions of the fund, the fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the fund.


     The fund has  adopted the  following  non-fundamental  investment  policies
which  may  be  changed  by  the  trustees   without   approval  by  the  fund's
shareholders:

     o The fund will not (a) sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or (b) invest more than 15% of net assets in illiquid investments.

     o The 1940 Act currently allows the fund to borrow (1) for any reason from banks or by entering into reverse repurchase agreements in an amount not exceeding one-third of the fund's total assets and (2) for temporary purposes (presumed to mean not more than 60 days). If the fund's borrowings under clause (1) later exceed one-third of the fund's total assets, the fund must reduce its borrowings below this level within three business days.

     o The fund has adopted a policy to give shareholders at least 60 days written notice of any name-related investment policy changes.

     Except for the fund's investment policy with respect to borrowing money, if a percentage restriction contained in the fund's investment policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the fund's net assets will not be considered a violation of such restriction. If such a change causes the fund to exceed its percentage limitation on illiquid investments, the fund will reduce these investments, in an orderly manner, to a level that does not exceed this limitation.

MANAGEMENT AND ORGANIZATION

Fund Management. The trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The trustees and principal officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each trustee, officer and member of the Catholic Advisory Board is 255 State Street, Boston, Massachusetts 02109

Definitions:
-----------
"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

                                                                                              Number of
                                         Term                                                 Portfolios in
                         Position(s)     of Office                                            Fund Complex   Other
Name                     with the        and Length     Principal Occupation(s)               Overseen       Directorships
and Age                  Trust           of Service*    During Past Five Years                By Trustee     Held
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

H. Day Brigham, Jr.*     Vice President, Vice President,  Director of Wright and Winthrop since      15        Director of
Age   75                 Secretary       Secretary        February 1997; Retired Vice President,               Wright and
                         and Trustee     and Trustee      Chairman of the Management Committee                 Winthrop
                                         since Inception  and Chief Legal Officer of Eaton Vance
                                                          Corp.; Vice President and Secretary of
                                                          15 funds managed by Wright
----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan***      President       President      President and Chief Executive Officer and     15        Director of
Age   58                 and Trustee     and Trustee    Director of Wright and Winthrop; Chairman               Wright and
                                         since          of the Investment Committee; Vice                       Winthrop
                                         Inception      President, Treasurer and a Director of WISDI;
                                                        President of 15 funds managed by Wright
----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III****      Vice President  Vice President Senior Vice President of Wright and            15         None
Age   65                 and Trustee     and Trustee    Winthrop; President of WISDI; Vice
                                         since          President of 15 funds managed by
                                         Inception      Wright
----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Dorcas R. Hardy          Trustee         Trustee        President, Dorcas R. Hardy & Associates          15      None
Age   55                                 since          (a public policy and government relations firm)
                                         December,      Spotsylvania, VA; Director, The Options Clearing
                                         1998           Corporation and First Coast Service Options,
                                                        Jacksonville, FL;  former Commissioner of
                                                        Social Security
-----------------------------------------------------------------------------------------------------------------------------------

Leland Miles             Trustee         Trust          President Emeritus, University of                 15      None
Age   78                                 since          Bridgeport (1987 to present); President
                                         Inception      Emeritus of the International Association
                                                        of University Presidents (1984 to present)
-----------------------------------------------------------------------------------------------------------------------------------

Lloyd F. Pierce          Trustee         Trustee        Retired Vice Chairman,                            15         None
Age   83                                 since          People's Bank, Bridgeport, CT
                                         Inception      President Emeritus of the International Association
                                                        of University Presidents (1984 to present)
-----------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee         Trustee        Chairman and Chief Executive Officer               15         None
Age   53                                 since          of First County Bank, Stamford, CT.
                                         Inception

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                              Number of
                                         Term                                                 Portfolios in
Name,                    Position(s)     of Office                                            Fund Complex   Other
Address                  with the        and Length     Principal Occupation(s)               Overseen       Directorships
and Age                  Trust           of Service*    During Past Five Years                By Trustee     Held
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President  Vice President  Executive Vice President, Investment      14         None
Age   63                                since Inception  Management; Senior Investment
                                                         Officer and Director of Wright and
                                                         Winthrop; Vice President of 15 funds
                                                         managed by Wright
----------------------------------------------------------------------------------------------------------------------------------

James L. O'Connor        Treasurer       Treasurer      Vice President of Eaton Vance Management;   15       None
Age 56                                   since          Administrator for the fund, Treasurer of
                                         Inception      15  funds   managed   by Wright   and
                                                        170  funds managed  by Eaton  Vance
                                                        Management and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

CATHOLIC ADVISORY BOARD

Thomas P. Melady         Chairman of     since          Former U.S. Ambassador to Burundi         1          None
Age 75                   Advisory        Inception      and to the Holy See, President Emeritus
                         Board                          of Sacred Heart University

-----------------------------------------------------------------------------------------------------------------------------------

Margaret M. Heckler                      since          Eight term Congresswoman from the         1          Director,
Age 70                                   Inception      Massachusetts 10th District, former Secretary    Allied Irish Bank
                                                        of the Department of Health and Human
                                                        Services, former Ambassador to Ireland.
-----------------------------------------------------------------------------------------------------------------------------------

Timothy J. May                           since          Senior Partner, Patton Bogs, L.L.P.       1          None
Age 69                                   May, 1998      (law firm)
----------------------------------------------------------------------------------------------------------------------------------

Walter R. Miller                         since          Executive Director, Wright                1          Executive
Age 66                                   June 2001                                                           Director, Wright
-----------------------------------------------------------------------------------------------------------------------------------

Alfred E. Smith IV                       since          Managing Director,Hunter Specialists,LLC  1          Director,
Age 50                                   June 2001        (floor traders)                                    Mutual of America
----------------------------------------------------------------------------------------------------------------------------------

William A. Wilson                        since          Former (and first) U.S. Ambassador        1          None
Age 86                                   Inception      to the Holy See.
-----------------------------------------------------------------------------------------------------------------------------------

* Trustees and members of the Catholic Advisory Board serve an indefinite term. Officers are elected annually.
** Mr. Brigham is an interested person of the Trust because of his positions as Vice President and Secretary of the Trust and a Director of Wright and Winthrop

*** Mr. Donovan is an interested person of the Trust because of his positions as President of the Trust, President, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI

**** Mr. Moody is an interested person of the Trust because of his positions as Vice President of the Trust, Senior Vice President of Wright and Winthrop and President of WISDI

-------------------------------------------------------------------------------

     Each trustee who is not an employee of Wright, Winthrop, Eaton Vance, its parents or subsidiaries, including Mr. Brigham, receives annual compensation from the Trust. The trustees who are employees of Wright receive no compensation from the Trust. Non-affiliated trustees, including Mr. Brigham, also receive additional payments from other investment companies for which Wright provides investment advisory services. The members of the Catholic Advisory Board, except for Walter R. Miller, who is an employee of Wright, are paid by the fund. Each member receives a fee equal to $1,000 per meeting attended plus expenses. The Trust does not have a retirement plan for the Catholic Advisory Board members. The Trust does not have a retirement plan for the trustees. For estimated trustee and Catholic Advisory Committee members compensation for the current fiscal year, see the following "Compensation Table."

                               COMPENSATION TABLE

                                                  For the Fund's fiscal year ended December 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                Aggregate            Pension or                Estimated             Total Compensation
                              Compensation           Retirement              Annual Benefits         Paid from Fund and
Trustees                      from the Fund       Benefits Accrued           Upon Retirement          Funds Complex(1)
---------------------------------------------------------------------------------------------------------------------------------

H. Day Brigham, Jr.              $2,800                  None                      None                     $15,000
Dorcas R. Hardy                  $2,800                  None                      None                     $15,000
Leland Miles                     $2,800                  None                      None                     $15,000
Lloyd F. Pierce                  $3,266                  None                      None                     $17,500
Richard E. Taber                 $2,800                  None                      None                     $15,000
----------------------------------------------------------------------------------------------------------------------------------

(1) As of May 1, 2002, the Wright fund complex consists of 15 funds.


                                                           For the Fund's fiscal year ended December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                               Aggregate Compensation     Pension or Retirement   Estimated Annual Benefits
Catholic Advisory Board Member                      from the Fund           Benefits Accrued           Upon Retirement
----------------------------------------------------------------------------------------------------------------------------------

Thomas P. Melady                                       $1,000                     None                      None
Margaret M. Heckler                                    $1,000                     None                      None
Timothy J. May                                         $1,000                     None                      None
Alfred E. Smith, IV                                     None                      None                      None
William A. Wilson                                      $1,000                     None                      None
-----------------------------------------------------------------------------------------------------------------------------------

     The Trust's Board of Trustees has established an Independent Trustees' Committee and an Audit Committee, each consisting of all of the Independent Trustees who are Messrs. Miles, Pierce (Chairman), Taber, and Ms. Hardy. The responsibilities of the Independent Trustees' Committee include those of a nominating committee for additional or replacement trustees of the Trust and a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate. The responsibilities of the Audit Committee are: (a) to oversee the Trusts' accounting and financial reporting practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof; and (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees. In the fiscal year ending December 31, 2001, the Independent Trustees Committee convened five times and the Audit committee convened two times.

     The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     The Trustees, including the Independent Trustees, considered the renewal of the Investment Advisory Contract between the Trust and Wright at a meeting held for that purpose on January 24, 2002.

     In evaluating the Investment Advisory Contract, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright (including portfolio management personnel) the operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

     o The nature, extent and quality of services provided by Wright as investment adviser;
     o Information on the investment performance of the fund, relevant peer groups of funds and appropriate indices;
     o Costs of services provided and the resulting profits realized by the adviser from its relationship with the fund;
     o Other sources of revenue, if any, that accrue to the adviser as a result of the relationship;
     o   The financial condition and organization of the investment adviser;
     o Wright's administrative systems which monitor the relationships with the fund's custodian and transfer agent;
     o   Control of operating expenses of the fund;
     o   The manner in which portfolio transactions are conducted;
     o The resources evoted to compliance efforts on behalf of the fund and the record of compliance with the fund's investment policies and restrictions and the adviser's code of ethics;
     o   Comparative  analysis  of expense  ratios of similar  funds;
     o   Investment management  staffing of the adviser;
     o   Information  provided to investors, including shareholders;
     o   Sales and redemption data in respect of the fund;

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contract, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.

     SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the fund and in all Wright Managed Funds overseen by the Trustee as of December 31, 2001.

                                                                             Aggregate Dollar Range of Equity Securities Owned
                                               Dollar Range of Equity           in all Registered Funds Overseen by Trustee
     Name of Trustee                        Securities Owned in the Fund                in the Wright Fund Complex
----------------------------------------------------------------------------------------------------------------------------------

     INTERESTED TRUSTEES

     H. Day Brigham, Jr.                                None                                $50,001 - $100,000
     Peter M. Donovan                                   None                                  Over $100,000
     A. M. Moody, III                                   None                                $50,001 - $100,000

                                                                             Aggregate Dollar Range of Equity Securities Owned
                                               Dollar Range of Equity           in all Registered Funds Overseen by Trustee
     Name of Trustee                        Securities Owned in the Fund                in the Wright Fund Complex
----------------------------------------------------------------------------------------------------------------------------------

     INDEPENDENT TRUSTEES

     Dorcas R. Hardy                                    None                                $10,001 - $50,000
     Leland Miles                                       None                                $10,001 - $50,000
     Lloyd F. Pierce                                    None                                $10,001 - $50,000
     Richard E. Taber                                   None                                   Over $100,000
----------------------------------------------------------------------------------------------------------------------------------

     As of December 31, 2001, no independent trustee or any of their immediate family members owned beneficially or of record any class of securities of Wright, WISDI or any person controlling, controlled by or under common control with Wright or WISDI.

     During the calendar years ended December 31, 2000 and December 31, 2001, no independent trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Wright, WISDI or any person controlling, controlled by or under common control with Wright or WISDI;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or fund; (ii) another fund managed by Wright, distributed by WISDI or a person controlling, controlled by or under common control with Wright or WISDI; (iii) Wright or WISDI; (iv) a person controlling, controlled by or under common control with Wright or WISDI; or (v) an officer of any of the above; or

     3.  Any  direct or  indirect  relationship  with (i) the Trust or the fund;
         (ii) another fund managed by Wright, distributed by WISDI or a person controlling, controlled by or under common control with Wright or WISDI; (iii) Wright or WISDI; (iv) a person controlling, controlled by or under common control with Wright or WISDI; or (v) an officer of any of the above.

     During the calendar years ended December 31, 2000 and December 31, 2001, no officer of Wright, WISDI, or any person controlling, controlled by or under common control with Wright or WISDI served on the Board of Directors of a company where an independent trustee of the Trust or any of their immediate family members served as an officer.

Control Persons and Principal Holders of Shares

     As of April 1, 2002, the following shareholders were record holders of the following percentages of the outstanding shares of the Institutional Service Shares or Individual Shares of the fund:

                                     Percent of Outstanding Shares Owned
-------------------------------------------------------------------------------
                                Institutional Service Shares  Individual Shares

Fr Gabriel Richard High School          14.79%
Ann Arbor, MI 48103
-------------------------------------------------------------------------------
Archdiocese of New York                 14.48%
St. Rose's Settlement
New York, NY 10022
-------------------------------------------------------------------------------
Franciscan University of
 Steubenville                           14.46%
Steubenville, OH 43952
-------------------------------------------------------------------------------
Trustlynx & Co                          15.86%
Denver, CO 80217
-------------------------------------------------------------------------------
FNB Nominee Co.                          7.14%
c/o 1st Commonwealth Trust
Indiana, PA 15701
-------------------------------------------------------------------------------
Seraphic Mass Assoc                      8.42%
Mission Office
Pittsburg, PA  15201
-------------------------------------------------------------------------------
Thomas Aquinas College - Endowment       6.45%
Santa Paula, CA   93060
-------------------------------------------------------------------------------
Papal Foundation                         6.90%
Philadelphia, PA 19103
-------------------------------------------------------------------------------
Richard G. Bloomfield(IRA/RO)                                        5.70%
Investors Bank & Trust Company Cust.
Wyandatte, MI 48192
-------------------------------------------------------------------------------

     As of April 1, 2002, to the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the fund's outstanding Individual or Institutional Service Shares as of such date.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

     The Trust has engaged Wright to act as the fund's investment adviser pursuant to an Investment Advisory Contract. Wright, acting under the general supervision of the Trust's trustees, furnishes the fund with investment advice and management services, as described below.


     Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the fund, will furnish continuously an investment program with respect to the fund, will determine which securities should be purchased, sold or exchanged in consultation with the Catholic Advisory Board, and will implement such determinations. Wright will be solely responsible for evaluating the investment merits of the fund's portfolio investments. Wright will furnish to the fund investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or trustees. In return for these services, the fund is obligated to pay a monthly advisory fee calculated at the rates set forth in the fund's current Prospectus and an administration fee at the rate described below.


     The investment adviser, the distributor and the fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Wright employees may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures. These Codes of Ethics are on public file with, and available from, the Securities and Exchange Commission.


     The following table sets forth the net assets of the fund at December 31, 2001 and the advisory fees paid by the fund during the fiscal years ended December 31, 2001, 2000, and 1999.

Aggregate Net Assets  Advisory Fees Paid for the Fiscal Years Ended December 31
    of 12/31/01                 2001               2000              1999
-------------------------------------------------------------------------------

   $10,401,779              $105,034(1)        $218,378(2)       $154,883(2)

-------------------------------------------------------------------------------

(1)To enhance the net income of the fund, $115,100 of expenses were allocated to the investment adviser. In addition, the investment advisor agreed to reimburse $5,670 of the individual share class expenses.

(2)To enhance the net income of the fund, Wright made a reduction of its investment adviser fee by $17,920 and $99,392, respectively, for the years ended 12/31/00 and 12/31/99. In addition, $27,000 and $492, respectively, of expenses were allocated to the investment adviser for 2000 and 1999.

     Shareholders of the fund who are also advisory clients of Wright may have agreed to pay Wright a fee for such advisory services. Wright does not intend to exclude from the calculation of the investment advisory fees payable to Wright by such advisory clients the portion of the advisory fee payable by the fund. Accordingly, a client may pay an advisory fee to Wright in accordance with Wright's customary investment advisory fee schedule charged to investment advisory clients and at the same time, as a shareholder in the fund, bear its share of the advisory fee paid by the fund to Wright as described above.

     The  Trust  has  engaged  Eaton  Vance to act as the  fund's  administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, Eaton Vance receives monthly administration fees. For the fiscal year ended December 31, 2001 the effective annual rate was 0.07% of the fund's average net assets.

     For the fiscal years ended December 31, 2001, 2000, and 1999, respectively, the fund paid administration fees of $9,659, $20,383, and $15,261 to Eaton Vance.

     Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. Eaton Vance and EV are wholly owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     The fund will be responsible for all of its expenses not expressly stated to be payable by Wright under its Investment Advisory Contract or by Eaton Vance under its Administration Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the fund's net asset value and keeping the fund's books; the cost of share certificates; membership dues to investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; expenses of trustees not affiliated with Eaton Vance or Wright; distribution expenses incurred pursuant to the fund's distribution plan (if any); and investment advisory and administration fees. The fund will also bear expenses incurred in connection with litigation in which the fund is a party and the legal obligation the fund may have to indemnify the officers and trustees of the Trust with respect thereto.

     The fund's Investment Advisory Contract and Administration Agreement will remain in effect until February 28, 2003. The Investment Advisory Contract may be continued from year to year thereafter so long as such continuance after February 28, 2003 is approved at least annually (i) by the vote of a majority of the trustees who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the board of trustees of the Trust or by vote of a majority of the outstanding shares of the fund. The fund's Administration Agreement may be continued from year to year after February 28, 2003 so long as such continuance is approved annually by the vote of a majority of the trustees. Each agreement may be terminated at any time without penalty on sixty (60) days written notice by the board of trustees or directors of either party, or by vote of the majority of the outstanding shares of the fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the fund under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the fund for any loss incurred.


CUSTODIAN AND TRANSFER AGENT

     IBT, 200 Clarendon Street, Boston, MA 02116, acts as custodian for the fund. IBT has the custody of all cash and securities of the fund, maintains the fund's general ledgers and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the fund.


     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the fund's transfer agent.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116-5022, is the fund's independent certified public accountant, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

BROKERAGE ALLOCATION

     Wright places the portfolio security transactions for the fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments and other investment advisory accounts. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the fund may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for its use in servicing its advisory accounts. The fund may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of its accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the fund to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staff.

     For the fiscal years ended December 31, 2001, 2000, and 1999, the fund paid aggregate brokerage commissions of $21,599, $21,100, and $49,118, respectively, on portfolio transactions.


     Subject to the requirement that Wright use its best efforts to seek to execute the fund's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom the fund's portfolio orders may be placed the fact that such firm has sold or is selling shares of the fund or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association may favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under the fund's Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

     The Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges the fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

PRICING OF SHARES

     For a description of how the fund values its shares, see "Information About Your Account - How the Fund Values its Shares" in the fund's current Prospectus. The fund values securities with a remaining maturity of 60 days or less by the amortized cost method. The amortized cost method involves initially valuing a security at its cost (or its fair market value on the sixty-first day prior to maturity) and thereafter assuming a constant amortization to maturity of any discount or premium, without regard to unrealized appreciation or depreciation in the market value of the security.

     The fund will not price its securities on the following  national holidays:
New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

PRINCIPAL UNDERWRITER

     The fund has adopted a Distribution Plan as defined in Rule 12b-1 under the 1940 Act (the "Plan") with respect to its Individual Shares and its Institutional Service Shares. The Plan specifically authorizes the fund to pay direct and indirect expenses incurred by any separate distributor or distributors under agreement with the fund in activities primarily intended to result in the sale of its Individual Shares and Institutional Service Shares. The expenses of these activities will not exceed 0.75% per annum of the fund's average daily net assets attributable to Individual Shares and 0.25% per annum of the fund's average daily net assets attributable to Institutional Service Shares. Payments under the Plan are reflected as an expense in the fund's financial statements relating to the applicable class of shares.

     The Trust has entered into a distribution contract with the principal underwriter. This contract provides for WISDI to act as a separate distributor of the fund's shares.

     The fund will pay per annum 0.75% of its average daily net assets attributable to Individual Shares and 0.25% of its average daily net assets attributable to Institutional Service Shares to WISDI for distribution activities on behalf of the fund in connection with the sale of its Individual Shares and Institutional Service Shares, respectively. WISDI will provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of the fund will include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising and interest or other financing charges. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Peter M. Donovan, President and a trustee of the Trust and President, Chief Executive Officer and a Director of Wright and Winthrop, is Vice President, Treasurer and a Director of WISDI. A.M. Moody, III, Vice President and a trustee of the Trust and Senior Vice President of Wright and Winthrop, is President and a Director of WISDI.

     It is the  opinion  of the  trustees  and  officers  of the Trust  that the following are not expenses primarily intended to result in the sale of Individual Shares or Institutional Service Shares issued by the fund: fees and expenses of registering these shares under federal or state laws regulating the sale of securities; fees and expenses of registering the Trust as a broker-dealer or of registering an agent of the Trust under federal or state laws regulating the sale of securities; and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of these shares, they will be considered to be expenses contemplated by and included in the Plan, but not subject to the 0.75% or 0.25% per annum limitations described above.

     Under the Plan, the President or Vice President of the Trust will provide to the trustees for their review, and the trustees will review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. From time to time, WISDI may enter into special arrangements with broker-dealers for assistance with its principal underwriting and distribution activities. WISDI has entered into such an arrangement with Talbot Financial Services, Inc. (Talbot), a registered broker-dealer. WISDI may compensate Talbot up to 0.25% of net assets upon the initial sale of shares, and up to 0.15% per year of net assets retained after one year. This compensation is payable by WISDI, and not the fund. There is no additional cost to the fund by this arrangement.


     The following table shows the fee payable to WISDI under the Plan and the amount of such fee actually paid by each class during the fiscal year ended December 31, 2001.

                                Distribution       Distribution Expenses        Distribution        Distribution Expenses
                                  Expenses            Reduced by the              Expenses          Paid as a % of Fund's
Class                             Allowable        Principal Underwriter        Paid by Fund       Average Net Asset Value
--------------------------------------------------------------------------------------------------------------------------------

Individual Shares                 $30,569                 $30,569                   - 0 -                    - 0 -
Institutional Service Shares       22,438                   - 0 -                  22,438                    0.25%


     For the fiscal year ended December 31, 2001, it is estimated that WISDI spent approximately the following amounts on behalf of the Catholic Values Investment Trust. WISDI spent more than it received on behalf of individual shares.

                  Wright Investors' Service Distributors, Inc.

                                       Financial Summaries for the year ended December 31, 2001

                                        Printing & Mailing    Travel &        Commissions &   Administration
Class                     Promotional      Prospectuses     Entertainment     Service Fees       and Other           TOTAL
---------------------------------------------------------------------------------------------------------------------------------

Individual Shares            $14,550          $2,500              $ 500          $ 5,000          $ - 0 -           $22,500
Institutional Service Shares   4,488           1,122                224           10,097            6,507            22,438


     The Plan was adopted by the Trustees on January 22, 1997. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by a vote of the Trust's trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the amount to be spent by the Individual Shares or Institutional Service Shares for the services described therein without approval of a majority of the outstanding Individual Shares or Institutional Service Shares, respectively. All material amendments of the Plans must also be approved by the trustees of the Trust in the manner described above. The Plan may be terminated as to the Individual Shares or the Institutional Service Shares at any time without payment of any penalty by vote of a majority of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding Individual Shares or Institutional Service Shares, respectively. If the Plan is terminated, the fund would stop paying the distribution fee and the trustees would consider other methods of financing the distribution of the fund's Individual Shares or Institutional Service Shares, as appropriate.

     So long as the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust shall be committed to the discretion of the trustees who are not such interested persons. The trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the fund and the holders of Individual Shares and Institutional Service Shares.

SERVICE PLAN

     The Service Plan was adopted by the trustees on January 22, 1997 and will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trust's trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Service Plan may be terminated at any time without payment of any penalty by vote of a majority of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the fund and its shareholders.


     The fund paid no service fees under the Service Plan for the fiscal year ended December 31, 2001.


TAXES

     For additional information regarding federal and state taxes see "Taxes" in the fund's current Prospectus.

     The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

     Any dividend declared by the fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions of the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


     The fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that the shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. Section 988 of the Code may cause certain foreign exchange gains and losses realized by the fund to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

     If the fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock of such companies, even if all income or gain actually received by the fund is timely distributed to shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in such foreign companies to limit its tax liability or maximize its return from these investments.

     A portion of the fund's distributions of net investment income which are derived from dividends the fund receives from U.S. corporations may qualify for the dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, which must be satisfied over a prescribed period immediately before or after the shares become ex-dividend. Receipt of distributions qualifying for the deduction may result in liability for the corporate alternative minimum tax and/or, for "extraordinary dividends," reduction of the tax basis (possibly requiring current recognition of income to the extent such basis would otherwise be reduced below zero) of the corporate shareholder's shares.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


     Effective for 2001, the fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If the fund makes such an election and holds such stock and securities for more than five years, the applicable federal capital gains rate would be reduced on the subsequent sale of the stock or securities by the fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if the fund makes such an election with respect to readily tradeable stock, it will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stocks or securities on January 2, 2001. If the fund makes such an election with respect to any other stock or securities, it will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, the fund would be required to recognize any current capital gains (but not losses) on such stock or securities without the concurrent receipt of any proceeds which may cause the fund to have difficulty satisfying its distribution requirements. The fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the fund's tax liability and to maximize its return from these investments.


     For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold fund shares as capital assets may be eligible to make an irrevocable U.S. federal income tax election relating to certain fund shares that would reduce the applicable federal capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the fund) at the current applicable federal capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

     Redemptions (including exchanges) and other dispositions of fund shares in transactions that are treated as a sale for U.S. federal income tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction involving fund shares is properly treated as a sale for U.S. federal income tax purposes, as this discussion assumes. Any loss realized upon the redemption, exchange or other sale of shares of the fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains designated as capital gain dividends with respect to such shares. All or a portion of a loss realized upon the redemption, exchange or other sale of fund shares may be disallowed under "wash sale" rules to the extent shares of the fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.

      At December 31, 2001, the fund, for federal income tax purposes, had a capital loss carryover of $1,726,750, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire as follows:


                 December 31, 2007.........................$  164,205
                 December 31. 2009.........................$1,562,545

      The fund may follow the accounting  practice known as equalization,  which
could  affect  the  amount,   timing  and  character  of  its  distributions  to
shareholders.

      Distributions made by the fund will generally be subject to state and local income taxes. A state income (and possibly local income and/or intangible property) tax exemption may be available to the extent, if any, the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund does not intend to seek to meet any such thresholds or requirements.

     Federal law requires that the fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gains distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address special tax rules that may be applicable to particular types of investors, such as IRAs and other retirement plan accounts, as well as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a nonresident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, backup withholding at the rate of 30% on certain other payments from the fund. Investors should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

CALCULATION OF PERFORMANCE AND YIELD QUOTATIONS


      The average annual total return before deduction of taxes ("pre-tax return") of the fund is determined for a particular period by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the maximum public offering price (i.e. net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and that, with respect to Individual Shares, the CDSC is applied at the end of the period. Because each class of shares has its own fee structure and the Individual Shares class has a CDSC, the classes will have different performance results.

     Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on the distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rate in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character) and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional fund shares at net asset value on the last day of the fiscal year in which the credit was generated, or, in the case of certain tax credits, on the date on which the year-end distribution is paid.


                 Average Annual Returns as of December 31, 2001

                                                  Life of the                                                     Life of the
                                         1 Year    Class(1)                                             1 Year     Class(1)
----------------------------------------------------------------------------------------------------------------------------------

     INDIVIDUAL SHARES                                          INSTITUTIONAL SERVICE SHARES

    - Return before taxes                 -14.63%    0.89%        - Return before taxes                 -14.22%      1.38%
    - Return after taxes on distributions -14.63%    0.86%        - Return after taxes on distributions -14.22%      1.33%
    - Return after taxes on distributions                         - Return after taxes on distributions
      and sales of fund shares             -8.91%    0.91%           and sales of fund shares            -8.66%      1.34%
----------------------------------------------------------------------------------------------------------------------------------

   (1)The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception (May 1, 1997) for comparison with other averages. Past performance is not predictive of future performance.

      The yield of the fund is computed by dividing its net investment income per share earned during a recent 30-day period by the maximum offering price (i.e. net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the fund's dividends and interest earned during the period, with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period.

The fund's yield is calculated according to the following formula:
                               6
         Yield =  2 [( a-b + 1)  - 1 ]
                      -----
                       cd

      Where:

     a   =   dividends and interest earned during the period.
     b   =   expenses accrued for the period (after reductions).
     c   =   the average daily number of shares outstanding during the period.
     d   =   the maximum offering price per share on the last day of the period.

     Yield and effective yield will be based on historical earnings and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses. The fund's yield or total return may be compared to the Consumer Price Index and various domestic securities indices. The fund's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. In addition, the performance of the fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

     In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature, or in reports to shareholders of the fund.

FINANCIAL STATEMENTS

     The audited financial statements of, and the independent auditors' report for the fund appear in the fund's most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the annual report is attached to this Statement of Additional Information.

     Registrant incorporates by reference the audited financial information for the Catholic Values Investment Trust Equity Fund for the fiscal year ended December 31, 2001 as previously filed electronically with the Securities and Exchange Commission on February 28, 2002 (Accession Number 0000715165-02-500005).

                                    APPENDIX
-------------------------------------------------------------------------------



WRIGHT QUALITY RATINGS

     Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

     Each rating is based on individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and
(3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent,
C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.

EQUITY SECURITIES

     INVESTMENT ACCEPTANCE reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

     FINANCIAL STRENGTH represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

     PROFITABILITY AND STABILITY measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     GROWTH per common share of the corporation's equity capital, earnings, cash earnings, dividends, assets, and sales -- rather than the corporation's overall growth of dollar sales and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. At the discretion of The Investment Committee, a computed rating may be changed to reflect relevant corporate factors.

DEBT SECURITIES

     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of:
(a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed-income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.

A-1 AND P-1 COMMERCIAL PAPER RATINGS BY S&P AND MOODY'S

     An S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established  industries.
     -- High rates of return on funds employed.
     -- Conservative  capitalization  structures with moderate  reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial  charges and high internal cash generation.
     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

BOND RATINGS

     In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the two major rating companies, Moody's and S&P. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. S&P uses a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A and Baa) and of S&P (AAA, AA, A and BBB) are considered to be of investment-grade quality. Bonds in the lowest investment grade category (BBB) may have speculative characteristics. Note that both S&P and Moody's currently give their highest rating to issuers insured by the American Municipal Bond Assurance Corporation (AMBAC) or by the Municipal Bond Investors Assurance Corporation (MBIA).

     Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher-rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

     Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

NOTE RATINGS

     In addition to Wright quality ratings, municipal notes and other short-term loans may be assigned ratings by Moody's or S&P.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

     S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. the designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

                                     PART C
===============================================================================
                                Other Information

Item 23. Exhibits

         (a) (1) Declaration of Trust dated November 25, 1996 filed as Exhibit (1) to the Registration Statement filed on December 2, 1996 and incorporated herein by reference.

              (2) Amendment  dated February 24, 1997 to the Declaration of Trust filed as Exhibit (1)(b) to Post-Effective Amendment No. 2 filed on September 10, 1997 and incorporated herein by reference.

              (3) Amended  Establishment  and  Designation of Series and Classes
                  dated March 22, 2001, filed as Exhibit (a)(3) to Post-Effective Amendment No. 7 filed on April 26, 2001 and incorporated herein by reference.

         (b) By-Laws filed as Exhibit (2) to Pre-Effective Amendment No. 1 filed on February 24, 1997 and incorporated herein by reference.

         (c)  Not Applicable

         (d) (1) Investment Advisory Contract with Wright Investors' Service, Inc. dated September 23, 1998 filed as Exhibit(d)
                 (1) to  Post-Effective  Amendment No. 4 on February 24, 1999
                  and incorporated herein by reference.
              (2) Amended and Restated Administration Agreement with Eaton Vance
                  Management dated February 1, 1998 filed as Exhibit (5)(b) to Post-Effective Amendment No. 24 filed April 30, 1998 and incorporated herein by reference.

         (e) Distribution Contract between the Fund and Wright Investors' Service Distributors, Inc. dated March 10, 1997 filed as Exhibit
             (6) to Post-Effective Amendment No.2 filed on September 10, 1997 and incorporated herein by reference.

         (f)  Not Applicable

         (g)  (1) Master   Custodian   Agreement   between  Wright  Managed
                  Investment Funds and Investors Bank & Trust Company adopted March 10, 1997 filed as Exhibit (8) to Post-Effective Amendment No. 2 filed on September 10, 1997 and incorporated herein by reference.

              (2) Amendment  dated  September  24,  1997  to  Master   Custodian
                  Agreement filed as Exhibit (g)(2) to Post-Effective Amendment No. 4 on February 24, 1999 and incorporated herein by reference.

              (3) Extension  Agreement dated January 9, 2001 to the Master
                  Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (g)(4) to Post-Effective Amendment No. 28 of The Wright Managed Equity Trust (File Nos. 2-78047,
                  811-3489) filed with the Commission on February 28, 2001 (Accession No. 000075165-01-000003) and incorporated herein by reference.
              (4) Delegation Agreement with Investors Bank & Trust Company dated
                  December 7, 2000 pursuant to Rules 17f-5 and 17f-7 filed as Exhibit (g)(4) to Post-Effective Amendment No. 7 filed on April 26, 2001 and incorporated herein by reference.

         (h) Transfer Agency and Services Agreement dated June 14, 2002 between the Registrant and Forum Shareholder Services, LLC, filed herewith.

         (i) (1) Opinion of Counsel dated April 7, 1998 filed as Exhibit 10 to Post-Effective Amendment No. 3 and incorporated herein by reference.
              (2) Consent of Counsel filed herewith.

         (j)  Independent Auditors' Consent filed herewith.

         (k)  Not Applicable

         (l)  Share Purchase  Agreement  dated January 31, 1997 filed as Exhibit
              (13) to Pre-Effective Amendment No.1 filed on February 24, 1997 and incorporated herein by reference.

         (m) (1) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated March 10, 1997 filed as Exhibit (15)(a) to Post-Effective Amendment No. 2 filed on September 10, 1997 and incorporated herein by reference.

              (2) Service Plan dated March 10, 1997 filed as Exhibit  (15)(b) to
                  Post-Effective Amendment No. 2 filed on September 10, 1997 and incorporated herein by reference.

         (n)  Not Applicable

         (o) Amended Multiple Class Plan pursuant to Rule 18f-3 dated March 22, 2001 filed as Exhibit (o) to Post-Effective Amendment No. 7 filed on April 26, 2001 and incorporated herein by reference.

         (p) Codes of Ethics filed as Exhibit(q) to Post-Effective Amendment No. 6 on April 27, 2000 and incorporated herein by reference.

         (q)  Power of Attorney dated December 13, 2001, filed herewith.
..


Item 24.  Persons Controlled by or under Common Control with Registrant

Not Applicable.



Item 25.  Indemnification

The Registrant's By-Laws filed as Exhibit (2) to Pre-Effective Amendment No. 1 contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

The Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reasons of negligent errors and omissions committed in their capacities as such.

Item 26.  Business and Other Connections of Investment Adviser

Reference is made to the information set forth under the captions "Officers and Trustees" and "Investment Advisory and Administrative Services" in the Statement of Additional Information, which information is incorporated herein by reference.

Item 27.  Principal Underwriter

(a) Wright Investors' Service Distributors, Inc. (a wholly-owned subsidiary of The Winthrop Corporation) acts as principal underwriter for each of the investment companies named below.

                        Catholic Values Investment Trust

                         The Wright Managed Equity Trust

                         The Wright Managed Income Trust

                        The Wright Asset Allocation Trust

(b)              (1)                                         (2)                                         (3)
         Name and Principal                        Positions and Officers                       Positions and Offices
          Business Address                       with Principal Underwriter                        with Registrant
----------------------------------------------------------------------------------------------------------------------------

        A. M. Moody III*                                  President                          Vice President and Trustee
        Peter M. Donovan*                       Vice President and Treasurer                    President and Trustee
        Vincent M. Simko*                       Vice President and Secretary                            None

-----------------------------------------------------------------------------------------------------------------------------
                              * Address is 440 Wheelers Farms Road, Milford, CT 06460

(c)  Not Applicable.

Item 28.  Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Eaton Vance Management, 255 State Street, Boston, MA 02109 or of the investment adviser, Wright Investors' Service, Inc., 440 Wheelers Farms Road, Milford, CT 06460. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Registrant's administrator, Eaton Vance Management, or of the investment adviser, Wright Investors' Service, Inc.

Item 29.  Management Services

Not Applicable.


Item 30.  Undertakings

     (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

     (b) The Registrant undertakes to assist shareholders seeking to remove a trustee(s) of the Registrant in the manner set forth in Section 16(c) of the Investment Company Act of 1940.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milford, and the State of Connecticut on the 25th day of April, 2002.

                                     CATHOLIC VALUES INVESTMENT TRUST

                                     By:      Peter M. Donovan*
                                     ---------------------------------
                                     Peter M. Donovan, Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on the 25th day of April, 2002.

SIGNATURE                                TITLE
-------------------------------------------------------------------------------


Peter M. Donovan*                   President, Principal
--------------------               Executive Officer & Trustee
Peter M. Donovan

James L. O'Connor*                  Treasurer, Principal
--------------------            Financial and Accounting Officer
James L. O'Connor

H. Day Brigham, Jr.*                   Trustee
--------------------
H. Day Brigham, Jr.

Dorcas R. Hardy*                       Trustee
-----------------
Dorcas R. Hardy

Leland Miles*                          Trustee
--------------
Leland Miles

/s/ A.M.Moody III                      Trustee
------------------
A. M. Moody III

Lloyd F. Pierce*                       Trustee
-------------------
Lloyd F. Pierce

Richard E. Taber*                      Trustee
------------------
Richard E. Taber

*By: /s/ A.M.Moody III
-----------------------
A. M. Moody III
Attorney-in-Fact

                                  Exhibit Index

     The following Exhibits are filed as part of this Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.       Description
------------------------------------------------------------------------------


   (h) Transfer Agency and Services Agreement with Forum Shareholder Services, LLC dated June 14, 2002

   (i)(2)         Consent of Counsel

   (j)            Independent Auditor's Consent

   (q)            Power of Attorney dated December 13, 2001